ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated January 23, 2023 to the Prospectus dated August 1, 2022

Absolute Investment Advisers LLC (the “Adviser”) and St. James Investment Company, LLC have mutually agreed to terminate the investment subadvisory agreement between them dated September 25, 2020 (the “Subadvisory Agreement”), effective as of the filing of this supplement. Accordingly, all references to St. James Investment Company, LLC are hereby deleted.

In addition, as a result of the termination of the Subadvisory Agreement, the Fund’s Prospectus is hereby revised as follows:

1.	The section entitled “Principal Investment Strategies” beginning on page 31 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Absolute, the Fund’s investment adviser, has responsibility for allocating Fund assets across strategies and investment styles that Absolute believes are complementary and, when combined, will produce long-term risk-adjusted returns. Absolute considers long-term risk-adjusted investment returns to be those that do not incur a permanent loss of capital over a full market cycle. Although the Fund is not a hedge fund, such strategies are more commonly associated with hedge funds. These strategies may attempt to exploit disparities or inefficiencies in markets, geographical areas, or companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek investment opportunities and risks that do not correlate with traditional markets.

Absolute believes that there are important benefits that come from pursuing the Fund’s investment objective in part by investing through skilled asset managers (“Managers”) whose strategies, when combined, seek to provide attractive long-term risk-adjusted returns, with lower volatility and low sensitivity to traditional market measures. Absolute strategically allocates the Fund’s assets to such Managers either by engaging them to manage a portion of the Fund’s assets or by investing in securities and other instruments, including other pooled investment vehicles, such as ETFs and other registered investment companies (“Underlying Funds”) that are managed by such Managers. To the extent that Absolute allocates a portion of the Fund’s assets directly to Managers for investment, the Fund may be referred to as employing a “multi-manager” strategy. By contrast, to the extent that Absolute allocates the Fund’s assets to Underlying Funds managed by such Managers, it may be referred to as employing a “fund of funds” strategy. The Underlying Funds in which the Fund invests include pooled investment vehicles that are sponsored by Absolute.

Absolute may invest the Fund’s assets directly, but generally selects several Managers to manage the Fund’s assets on a day-to-day basis. Absolute determines the portion of the Fund’s assets to be allocated to each Manager. Absolute reviews a range of factors (e.g., investment process) when evaluating each Manager and its appropriate asset allocation. Absolute may direct a Manager to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. In a multi-manager structure, Absolute has the discretion to remove Managers and, subject to board approval, add Managers at any time. In a fund of funds structure, Absolute may purchase and sell shares of Underlying Funds at any time.

Absolute seeks diversified, risk-adjusted return for the Fund by selecting exposure to different investment guidelines and styles. Absolute or a Manager may tactically adjust the Fund’s asset mix to take advantage of temporary market conditions that may present opportunities. By allocating assets to one or more Managers or by investing the Fund’s assets in one or more Underlying Funds, the Adviser pursues exposure to one or more of the following investment strategies:

Opportunistic and Long-Biased Equity Strategies seek to capitalize on undervalued equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and, therefore, typically invests in a variety of securities markets, industries, company sizes, or geographical areas. Strategies may be managed for absolute return and typically utilize short sales, options and futures and forward contracts to implement selective hedging and manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity or Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling stocks that are considered to be overvalued. Strategies may attempt to realize a valuation discrepancy in the relationship between multiple securities (relative value or value arbitrage), or may utilize quantitative factors to measure investment attractiveness among securities. Long/Short Equity includes the broad ability to invest in stocks both long and short. Long exposure to a security means the holder of the position owns the security and will profit if the price of the security increases. A short position generally involves the sale of a security that the Fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling the Fund to repurchase the security later at the lower price. Longs and shorts may be directly related to one another or independent from each other. Equity Market Neutral is a strategy that commits to maintaining a certain balance of long and shorts. This could mean equal parts long and short to keep the net exposure at or near zero, or it could mean a slightly variable amount long and shorts to keep the strategy beta at zero.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Adviser typically utilizes futures, options and credit default swaps in order to seek to manage interest rate exposures and employ leverage to increase returns. Leverage means obtaining investment exposure in excess of the Fund’s net assets, which creates the potential for magnified gains or losses. See “Leverage Risk” below for more information about the risks of leverage.

Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund's investment exposure or obtain leverage. Hedged Equity refers to a strategy that generally contains a number of long investments but also certain other securities (cash, shorts, derivatives) designed to mitigate a certain risk(s) embedded in those longs.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, convertible bonds, preferred stock, Treasury Inflation Protected Securities (“TIPS”), and emerging market debt or exchange traded funds (“ETFs”) that invest in such securities. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Certain Mortgage Related Securities in which the Fund invests may be rated below investment grade (i.e., junk bonds) or unrated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.

The Fund invests, long and short, in both short-term and long-term debt, and is not limited as to the maturities or quality of the corporate debt securities in which it invests. Strategies may utilize credit default swaps to create short positions when the Adviser or a Manager, as applicable, anticipates a decline in the price of an overvalued security. The Fund may also purchase credit default swaps to enhance total return and lower volatility and may utilize treasury futures to manage interest rate risk.

Strategies typically involve leverage and hedging through the use of ETFs, futures, credit default swaps, options on swaps, equities (and related equity options), total return swaps, short sales, or committed term reverse repurchase facilities, among other instrument types that the Adviser or a Manager, as applicable, believes may enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

Non-Principal Strategies Pursuant to any of the above-described strategies, the Fund may trade frequently and may invest in a wide range of instruments, markets and asset classes in domestic and foreign markets. Investments generally include equity securities, fixed income securities and derivatives.

●	The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering (“IPOs”) and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in ADRs. The Fund invests in Underlying Funds sponsored by Absolute and managed by a Manager pursuant to the strategies described above.

●	The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed or variable terms and those of defaulted/distressed issuers and bank loans. These securities can be rated below investment grade (i.e., “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

●	The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund’s forward contracts include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements. The Fund’s futures contracts may include futures on securities, commodities, and securities indices. The Fund’s options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

2.	The section entitled “Principal Investment Risks” beginning on page 33 of the Prospectus is hereby amended to include the following risk disclosures:

Fund of Funds Risk. The Fund, as a shareholder of the Underlying Funds, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying Funds. Further, due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the Underlying Funds and any derivatives and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the Underlying Funds.

Affiliated Portfolio Risk. In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds in which the Fund invests. The Adviser is subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds for its advisory services are higher than the fees paid by other Underlying Funds. However, the Adviser has contractually agreed to waive its investment advisory fees related to any Fund assets invested in Underlying Funds sponsored by the Adviser.

3.	The paragraph entitled “Subadviser” in the section entitled “Management” on page 40 of the Prospectus is hereby deleted in its entirety.

4.	The section entitled “Additional Information Regarding Principal Investment Strategies” beginning on page 52 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund is designed for investors who seek a long-term investment with low sensitivity to traditional markets and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program. The Fund may obtain exposure to a Manager’s strategy by investing in a registered investment company managed by that Manager pursuant to the strategy.

Absolute believes that there are important benefits that come from pursuing the Fund’s investment objective in part by investing through skilled asset managers (the “Managers”) whose strategies, when combined, seek to provide attractive long-term risk-adjusted returns, with lower volatility and low sensitivity to traditional market measures. Absolute has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund’s portfolio across multiple strategies and investment styles that Absolute believes are complementary and, when combined, will produce risk-adjusted returns. Absolute strategically allocates the Fund’s assets to Managers either by engaging them to manage a portion of the Fund’s assets or by investing in securities and other instruments, including in other pooled investment vehicles, such as ETFs and other registered investment companies (“Underlying Funds”) that are managed by such Managers, in an effort to provide diversified risk and return relative to traditional market indices over a complete market cycle. A full market cycle is generally considered to be the movement from a period of strong performance and rising prices through a period of weak performance and falling prices, then back again to a new period of strong performance. There can be no assurance that losses will be avoided. To the extent that Absolute allocates a portion of the Fund’s assets directly to Managers for investment, the Fund may be referred to as employing a “multi-manager” strategy. By contrast, to the extent that Absolute allocates the Fund’s assets to Underlying Funds managed by such Managers, it may be referred to as employing a “fund of funds” strategy. The Underlying Funds in which the Fund invests include pooled investment vehicles that are sponsored by Absolute.

Absolute may invest the Fund’s assets directly, but generally selects several Managers to manage the Fund’s assets on a day-to-day basis. Absolute allocates and reallocates assets of the Fund among its Managers, if any, to attempt to maximize risk-adjusted returns while reducing the Fund’s volatility and sensitivity to traditional markets.

Absolute reviews a wide range of factors when evaluating Managers and establishing the asset allocation to each. These factors may include, but are not limited to, the following: risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, risk management procedures; sensitivity and volatility of results as compared with other similar Managers; business focus, stability and depth of investment professionals; and portfolio manager interviews and ongoing dialogue. While Absolute does not evaluate the merits of a Manager’s individual investment decisions, it does monitor investment performance and style consistency.

Absolute retains the discretion to invest the Fund’s assets in securities and other instruments directly consistent with any of the Fund’s strategies or styles. Absolute may exercise this discretion in order to invest the Fund’s assets pending allocation to a Manager, to hedge against overall fund exposures created by the Managers, or to increase or reduce the Fund’s net market or investment exposure or exposure to a particular issuer, sector or industry, including by employing leverage. These investments may be short-term and/or opportunistic in nature and are typically expressed through a combination of long and short index-related securities on various asset classes. Absolute may exercise its discretion over unallocated assets or may allocate to itself assets previously allocated to a Manager and Absolute may change such allocations at any time. There is no fixed or minimum allocation to a Manager, if any. In a multi-manager structure, Absolute has the discretion to remove Managers and, subject to board approval, add Managers at any time. In a fund of funds structure, Absolute may purchase and sell shares of Underlying Funds at any time. See “The Adviser and Managers.”

The Fund may, at times, invest in high-quality, short-term debt securities or other cash instruments until Fund assets reach appropriate scale for optimal allocation.

The strategies and investment techniques employed by the Adviser and Managers, if any, in the aggregate, seek to produce absolute returns over a full market cycle while managing risk exposure. Although the Fund is not a hedge fund, such strategies are more commonly associated with hedge funds. These strategies may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek investment opportunities and risks that are unrelated to traditional markets.

To manage risk or enhance return (including through leverage), the Fund may invest in derivatives. Some derivatives, such as exchange-traded futures and options on securities, commodities and indexes are standardized contracts that can readily be bought or sold, and whose market values are published daily. Non-standardized derivatives, such as swaps, tend to be more complex and harder to value. The Fund may invest in forwards, futures and options contracts and in equity, interest rate, index, credit default swap agreements and currency rate swap agreements. The Fund may invest in futures contracts on securities, commodities, and securities indices. The Fund may invest in options on securities, securities indices, commodities and futures.

Absolute or a Manager may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital. In addition, Absolute or a Manager may sell a position in order to meet shareholder redemptions.

Absolute seeks diversified, risk-adjusted return for the Fund by seeking exposure to different investment guidelines and styles. Absolute or a Manager may tactically adjust the Fund’s asset mix to take advantage of temporary market conditions that may present opportunities. By allocating assets to one or more Managers or by investing the Fund’s assets in one or more Underlying Funds, the Adviser pursues exposure to one or more of the following investment strategies:

Opportunistic and Long-Biased Equity Strategies seek to capitalize on underpriced equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and may invest in certain securities markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and risk and opportunity are typically assessed on an absolute, not an index-relative basis, by focusing on relatively few investments that the Adviser or a Manager believes are undervalued and either offer a margin-of-safety or high growth opportunities. Strategies may utilize short sales, options and futures and forward contracts to implement selective hedging and manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

“Distress” generally refers to some kind of stress surrounding the company and or/security. In the Adviser’s or a Manager’s opinion, this typically occurs when a company’s security price has declined significantly due to fundamental issues that may result in bankruptcy. The Fund may invest in distressed companies or Underlying Funds providing exposure to distressed companies when it believes the security price of these companies becomes so low that they represent a good value. The risk associated with distressed equities is that the market does not recognize the value and price continues to decline despite the value in the price/valuation. See “Distressed Investments Risk,” below, for more information about the risks involved with investments in the securities of financially distressed issuers.

Long/Short Equity or Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling stocks that are considered to be overvalued. Strategies may attempt to realize a valuation discrepancy in the relationship between multiple securities (relative value or value arbitrage), or may utilize quantitative factors to measure investment attractiveness among securities. Other qualitative and quantitative factors such as quality and momentum may be considered. Such strategies are managed with an intention to maintain approximately equal value or beta exposure in long and short positions, which will normally be obtained through short sales, in order to offset the effects of general stock market movements.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the default risk by selling short the underlying common stock. The Adviser or Managers or the Underlying Funds in which the Fund invests may utilize futures, options and credit default swaps in order to seek to manage interest rate exposures and employ leverage to increase returns. Certain convertible arbitrage strategies may maintain a sector and market neutral portfolio. The average grade of bond in a convertible arbitrage portfolio is typically below investment grade with individual ratings ranging from AA to CCC. Such “junk bonds” typically are rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch.

Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund's investment exposure or obtain leverage. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. At times, the Fund may have a long bias or a net short bias in equity sensitive investments.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, convertible bonds, preferred stock, Treasury Inflation Protected Securities (“TIPS”) and emerging market debt or exchange-traded funds (“ETFs”) that invest in such securities. Bank loans may not be securities and therefore may not have the protection afforded by federal securities laws. Investments in bank loans involve credit risk, interest rate risk, liquidity risk, and other risks, including the risk that it may take more than seven days to settle any loan transaction. Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and they may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Certain Mortgage Related Securities in which the Fund invests may be rated below investment grade (i.e., junk bonds) or unrated or distressed debt, equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may be in default or be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Such distressed or restructured securities may entitle holders to equity warrants or other forms of equity participation.

The Fund invests in both short-term and long-term debt, either directly or through one or more Underlying Funds, and is not limited as to the maturities or quality of the corporate debt securities in which it invests. In executing certain strategies, the Fund may short bonds of any credit quality or maturity. Strategies may also utilize credit default swaps to create short positions when the Adviser or a Manager, as applicable, anticipates a decline in the price of an overvalued security. The Fund or the Underlying Funds in which the Fund invests may also purchase credit default swaps to enhance total return and lower volatility and may utilize treasury futures to manage interest rate risk.

Strategies may involve leverage and hedging through the use of ETFs, futures, credit default swaps, options on swaps, equities (and related equity options), total return swaps, or committed term reverse repurchase facilities, among other instrument types that the Adviser or a Manager, as applicable, believes may enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

Non-Principal Strategies Pursuant to any of the above-described strategies, the Fund may trade frequently and may invest in a wide range of instruments, markets and asset classes in domestic and foreign markets. Investments generally include equity securities, fixed income securities and derivatives.

●	The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering (“IPOs”) and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in ADRs. The Fund invests in Underlying Funds sponsored by Absolute and managed by a Manager pursuant to the strategies described above.

●	The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed or variable terms and those of defaulted/distressed issuers and bank loans. These securities can be rated below investment grade (i.e., “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

●	The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund’s forward contracts include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements. The Fund’s futures contracts may include futures on securities, commodities, and securities indices. The Fund’s options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

Options Contracts Options may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. The Fund may buy or write put and call options on securities, indexes and futures contracts. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of an index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

Futures Contracts Futures contracts may be used for leveraging or hedging purposes. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. A treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Treasury futures contracts are used by the Fund to manage credit risk. Generally, futures contracts are closed out or rolled over prior to their expiration date.

Swap Agreements Swap agreements may be used for hedging or leveraging purposes. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or the increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty. Credit default swaps (“CDS”) enable an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments on debt securities, bankruptcy or a restructuring. CDS are structured so that the “buyer” must pay the “seller” a periodic stream of payments over the term of the CDS provided no event of default by a selected entity (or entities) has occurred. In event of a default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may act as a buyer or seller of CDS. CDS involve greater risk than if the Fund had invested in the reference obligation directly.

Forward Contracts The Fund may use forward contracts to lock in an exchange rate for certain of its portfolio securities or to increase the Fund’s exposure to a currency that Absolute or a Manager believes is going to rise relative to the U.S. dollar. Thus, forward contracts may be used by the Fund for hedging or specialty purposes. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted and will cause the Fund to sustain losses.

Absolute intends to limit the Fund’s trading in futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts (“Commodity Interests”) to comply with one of the two alternative limitations of the Commodity Futures Trading Commission’s amended Regulation 4.5 and claim an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict Absolute’s ability to use Commodity Interests as part of the Fund’s investment strategies, though Absolute expects to be able to execute the Fund’s strategies within the limitations. Additional information regarding the Fund’s investments in Commodity Interests may be found in the Fund's Statement of Additional Information (the “SAI”).

Special Situations Strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy or other significant event in the life of a company, will occur and the impact such event will have on the value of the company’s securities. The Adviser or a Manager may focus on relatively few investments believed to be undervalued and may invest in securities of companies involved in special situations, including companies involved in (or the target of) acquisition attempts, tender offers, work-outs, liquidations, spinoffs, reorganizations, bank loans, bankruptcies, exchanges and similar transactions. Such investments may involve a long-term time horizon as well as idiosyncratic event risk. In addition to common stock, strategies may invest in warrants, options and credit default swaps and the Fund may act as a buyer or seller of credit default swaps.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

5.	The section entitled “Details Regarding Principal and Non-Principal Investment Risks” beginning on page 58 of the Prospectus is hereby amended to include the following risks applicable to the Fund:

Fund of Funds Risk. The Fund, as a shareholder of the Underlying Funds, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying Funds. Further, due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the Underlying Funds and any derivatives and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the Underlying Funds. An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Adviser. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

Affiliated Portfolio Risk. In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds in which the Fund invests. The Adviser is subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds for its advisory services are higher than the fees paid by other Underlying Funds. However, the Adviser has contractually agreed to waive its investment advisory fees related to any Fund assets invested in Underlying Funds sponsored by the Adviser.

The investment activities of the Adviser, any Manager, and their respective affiliates with respect to other funds and accounts they manage may present potential conflicts of interest that could, under certain circumstances, disadvantage or adversely affect the Fund or an Underlying Fund and their shareholders. The Adviser advises other funds and accounts that have investment objectives and strategies that differ from, and may be contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to the Fund’s or an Underlying Fund’s investment strategies or activities. Other funds or accounts advised by the Adviser or its affiliates may also have conflicting interests arising from investment objectives and strategies that are similar to those of the Fund or an Underlying Fund. For example, those funds and accounts may engage in, and compete for, the same types of investment opportunities as the Fund or an Underlying Fund. The Adviser and any Manager have adopted policies and procedures designed to mitigate where possible potential conflicts of interest identified by the Adviser and the Manager, as applicable. However, such policies and procedures may also limit the Fund’s or an Underlying Fund’s investment activities and affect its performance. For example, the investment activities of such funds or accounts may result in the Adviser’s receipt of material non-public information concerning certain securities, which could lead to restrictions in the trading of such securities or other investment activities of the Fund or an Underlying Fund or other funds or accounts managed by the Adviser, any Manager, and their respective affiliates.

6.	In the last paragraph and table in the section entitled “The Adviser and Subadvisers” beginning on page 73 of the Prospectus, the references to Absolute Strategies Fund and St. James Investment Company, LLC are hereby deleted.

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(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated January 23, 2023 to the Statement of Additional Information (“SAI”)

dated August 1, 2022

Absolute Investment Advisers LLC (the “Adviser”) and St. James Investment Company, LLC have agreed to terminate the investment subadvisory agreement between them dated September 25, 2020, effective immediately. Accordingly, all references to St. James Investment Company, LLC are hereby deleted or replaced with the Adviser, as appropriate, to reflect that the Adviser manages the Fund. Mr. Jay Compson will continue to serve as the portfolio manager to the Fund. As a result of the termination of the Subadvisory Agreement, the Fund’s SAI is hereby revised as follows:

1.	In the “Key Defined Terms” section on page 1 of the SAI, the term “Subadvisers” and its definition are hereby deleted in their entirety and replaced with the following:

“Subadviser” means Kovitz Investment Group Partners, LLC, the subadviser to the Absolute Capital Opportunities Fund.

2.	The table entitled “Ownership of Adviser and Subadvisers” in the sub-section entitled “F. Investment Adviser” in the section entitled “Board of Trustees, Management and Service Providers” on page 35 of the SAI is hereby deleted in its entirety and replaced with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers, LLC	None
Subadviser	Controlling Persons/Entities
Absolute Capital Opportunities Fund
Kovitz Investment Group Partners, LLC	Focus Financial Partners, LLC (financial services)

3.	The sub-section entitled “St. James Investment Company, LLC, Proxy Voting Procedures” beginning on page D-5 of Appendix D of the SAI is hereby deleted in its entirety.

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For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

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